UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   January 2, 2003

                             Myocash, Inc.
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Nevada                        000-32887                N/A
-------------------      ----------------        ------------------------
State or other jurisdiction   Commission           File IRS Employer
of incorporation)               Number              Identification
                                                           No.


14 Pico Crescent
Thornhill, Ontario                                    L4J 8P4
-----------------------                        -------------------
(Address of principal                           (Zip/Postal Code)
  executive offices

Registrant's telephone number:     905 - 731 -0189


16 Julia Street,       Thornhill, Ontario    L3T 4R9
  ------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Addition of Officer and Director

     The Board of Directors and shareholders have elected and appointed Mr. Godefrey Clarke as a director and Chief Operating Officer of the Company effective January 2, 2003.

     Mr. Clarke brings a wealth of financial experience to the company. His investment company Clamore Investments Limited, a privately owned Ontario company has been in business for over 15 years for which he is the President.
Clamore provides financing and consulting services to private and public companies in both Canada and the United States.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Myocash, Inc

                                s/s Marvin Winick
                           ---------------------------
Dated: January 14, 2003      Marvin Winick, President